Exhibit 99.1

Biolog - id Corporate Deck September 2022

2 Disclaimer (1/2) This investor presentation (this “Presentation”) has been prepared for use by Biolog - ID (“Biolog - id”) and Genesis Growth Tech Acquisition Corp . (“GGAA”) in connection with their proposed business combination (the “Business Combination”) . This Presentation is for information purposes only and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Biolog - id and GGAA . Neither Biolog - id nor GGAA makes any representation or warranty as to the accuracy or completeness of the information contained in this Presentation . This Presentation does not and, if hereafter supplemented, will not be all inclusive or contain all of the information required to evaluate the Business Combination or any investment in Biolog - id or GGAA . You should not definitively rely upon or use this Presentation to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to the proposed Business Combination or otherwise . You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in Biolog - id or GGAA[ and the Business Combination contemplated in this Presentation] . To the fullest extent permitted by law, in no circumstances will Biolog - id, GGAA or any of their respective affiliates, officers, directors, employees, representatives, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith . You should not construe the contents of this Presentation as legal, regulatory, tax, accounting, or investment advice or a recommendation . We recommend that you seek independent third party legal, regulatory, accounting and tax advice regarding the contents of this Presentation . This Presentation does not constitute and should not be considered as any form of financial opinion or recommendation by Biolog - id, GGAA or any of their respective affiliates . This Presentation is not a research report . By accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . This Presentation is for distribution only to persons reasonably believed to be sufficiently expert to understand the risks involved . NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Forward Looking Statements Certain statements made or incorporated by reference herein are not historical facts but are forward - looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Such forward - looking statements reflect GGAA’s or Biolog - id’s current expectations or beliefs concerning future events and actual events may differ materially from current expectations . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward - looking statements . Most of these factors are outside GGAA’s and Biolog - id’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA ; the amount of any redemption requests made by GGAA’s public shareholders ; the outcome of any legal proceedings that may be instituted against GGAA and Biolog - id following the announcement of the BCA and the transactions contemplated therein ; the inability to complete the proposed Business Combination, including due to failure to obtain the approval of GGAA’s shareholders and warrantholders (with respect to certain warrant amendments and warrant conversions) and Biolog - id’s shareholders, certain regulatory approvals, or satisfy other conditions to closing in the BCA, including the satisfaction of the minimum cash condition following redemptions by GGAA’s public shareholders ; the impact of COVID - 19 on Biolog - id’s business and/or the ability of the parties to complete the proposed Business Combination ; the inability to obtain or maintain the listing of Biolog - id’s American depository shares on the Nasdaq Stock Market, LLC following the proposed Business Combination ; the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination ; Biolog - id’s ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably ; the commercial success of Biolog - id’s solutions and ability to attain significant market acceptance ; continued growth of the data and analytics market and Biolog - id’s ability to expand into broader segments of the addressable market ; Biolog - id’s ability to penetrate foreign markets and promote its solutions ; Biolog’s ability to grow new and maintain existing relationships with customers ; continued development of patented technology and protection of these intellectual property rights ; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital of Biolog - id ; Biolog - id’s cash flow provided by operating activities ; Biolog - id’s dependence on key management personnel and executive officers ; supply chain issues and other risks and uncertainties indicated from time to time in the proxy statement of GGAA and prospectus of Biolog - id relating to the proposed Business Combination, including those under “Risk Factors” therein, and in GGAA’s other filings with the SEC . GGAA and Biolog - id caution that the foregoing list of factors is not exclusive . GGAA and Biolog - id caution readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made . GGAA and Biolog - id do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based .

3 Disclaimer (2/2) Disclaimer regarding the use of industry/market data This Presentation also contains estimates and other statistical data made by independent parties and by Biolog - id relating to market size and growth and other data about Biolog - id’s industry . This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of the future performance of the markets in which Biolog - id operates are necessarily subject to a high degree of uncertainty and risk . Any trademarks, servicemarks , trade names and copyrights of Biolog - id and other companies contained in this Presentation are the property of their respective owners . No Offer or Solicitation This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GGAA, the combined company or Biolog - id, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended . Additional Information In connection with the proposed business combination (the “Business Combination”), Biolog - ID, a société anonyme organized under the laws of France (“Biolog - id”) intends to file with the U . S . Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F - 4 , including a proxy statement of Genesis Growth Tech Acquisition Corp . , an exempted company incorporated under the laws of the Cayman Islands (“GGAA”) and prospectus of Biolog - id . GGAA’s shareholders and public warrantholders and other interested persons are advised to read, when available, the proxy statement/prospectus and the amendments thereto, as well as other documents filed with the SEC in connection with the proposed merger of GGAA with and into Biolog - id (the “Merger”) and the amendment of the warrant agreements governing GGAA’s outstanding public and private warrants (the “Warrant Amendment Proposal”), as these materials will contain important information about the businesses of Biolog - id and GGAA, the proposed Merger and the Warrant Amendment Proposal . When available, the proxy statement/prospectus and other relevant materials for the proposed Merger and the related Warrant Amendment Proposal will be mailed to all GGAA shareholders and public warrantholders . GGAA shareholders and public warrantholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www . sec . gov, or by visiting the GGAA website at https : //www . genesisgrowthtechspac . com/filings . Participants in the Solicitation GGAA, Biolog - id and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from GGAA’s shareholders and public warrantholders with respect to the proposed Merger and Warrant Amendment Proposal . A list of the names of those directors and executive officers and a description of their interests in GGAA and/or the proposed Merger will be included in the proxy statement/prospectus for the proposed Merger and Warrant Amendment Proposal when available . The definitive proxy statement of GGAA will be mailed to GGAA’s shareholders and public warrantholders as of a record date to be established for voting on the proposed Merger and Warrant Amendment Proposal when it becomes available . A free copy of the proxy statement of GGAA, as well as other filings containing information about GGAA, can be found at www . sec . gov or by directing a request to GGAA or Biolog - id .

4 Our Mission generate, collect, and integrate actionable - data that drives operational, financial and clinical impact on the manufacturing, distribution, and utilization of high - value, high - impact medical products

5 Biolog - id develops and implements value - chain optimization solutions for high - value, high - impact health products. The Biolog - id platform creates, collects, and integrates data that results in significant operational, commercial, and clinical impact . High - quality data is automatically collected throughout the entire value chain DATA Real - time insights on manufacturing, storage, distribution, and utilization available to all users INSIGHT Significant impact on the cost, availability, quality, and safety of sensitive, life - saving products IMPACT Action - generated data is created & collected automatically from vein to vein * Sample value - chain form transfusion medicine highlighting the integrated Biolog - id platform of Hardware, Software, Data - Services and Consumables

6 Biolog - id | A Timely Solution to an Expanding Problem Advanced treatment options require complicated, sensitive, and expensive supply chains . The NEED The TREND The increasing volume of high - value, high - impact, and high - complexity treatments results in a growing need for process automation and optimization . The SOLUTION Biolog - id offers an enterprise - wide, end - to - end solution that delivers compelling operational, commercial, and clinical value across the entire organization. The OPPORTUNITY Biolog - id’s scalable, flexible, and configurable platform can support existing and emerging products and processes , creating dynamic growth opportunities.

7 Biolog - id | An Attractive Business Model RECURRING REVENUE Monthly Subscription Fee based on the number of smart shelving kits installed. More kits = more value = more revenue ONE - TIME FEE Installation Fee charged as a one - time fee to offset COGS, configuration, and installation. The larger the installation = the higher the revenue RECURRING REVENUE Consumable RFID tags More products = more tags = more revenue DATA HARD - WARE TAGS

Biolog-id | Expanding Commercial Footprint


Washington
Vitalant:
Sacred Heart
Holy Family
Oregon
STS
Iowa
LifeServe
Minnesota
STS
Wisconsin
CBC Appleton
Ohio
Hoxworth
Maine
The Jackson Laboratory
Massachusetts
Charles River Laboratories
Sanofi
Washington DC
Children's National
North Carolina
Novant NHRMC
STS
South Carolina
Level 1 Trauma Center
Georgia
Shepeard
Nevada
UMC SN
Utah
ARUP
Texas
Hendrick
Rolling Plains
Eastland
Missouri
Honor Roll
Hospital
Mississippi
U Miss
Louisiana
NOLA Blood Center
France
Bayonne
Godinot
LFB
Valenciennes
FOCH
LFB / EFS
Limoges
Sanofi
SAPV
INRAE
Novogen
Electro Calorique
International parenteral
nutrition manufacturer
UK
SNBTS
Belgium
Croix Rouge de Belgique
Switzerland
SNRJTS
H. Jura Bernois
Austria &
Czech Republic
LFB
Kuwait
KCBB
Portugal
H. Barreiro
H. Santarem
H. da Guardae Seia
IPO Coimbra
H. Beja
Italy
Pescara
Aversa
Borgomanero
Patti
Taranto
Spain
Burgos
BST
H. Sant Pau
H. del Mar
Egypt
MoD
Malaysia
UMMC
India
Maharaja Agrasen
Balaji Action
GTB
Apollo
Sir Gangaram
Tamil Nadu
Armed Forces
Current Biolog -id Customers

biolog»id
Connecting healthcare to empower people

8

9 Real - Time High - Quality Data covering the entire supply chain Intelligent Triggers & Alerts operational, clinical, and commercial applications SMART Tags attached to each blood component to make it digitally visible SMART Shelves automatically detect each entry and exit event for all products with RFID tags Action - Generated Data all product movement detected & registered automatically Converting Product Movement into Digital Data

10 Data Operational Impact Insight Action Financial Impact Clinical Impact A unique set of action - generated data generated by the Biolog - id system combined with relevant 3 rd party data Highly configurable business logic transforms raw data into actionable insights Comprehensive, real - time dashboards & reports inform operational, financial, & clinical decisions Manufacturing Improve: Storage Distribution Tracking Improve: Visibility Availability Profitability Ensure: Right product Right patient Right time Turning Data into Actionable Insights An Impact - Driven Approach to Data

11 Established Competitive Advantages Proposed by Biolog - id Unique Data - Set Flexible & Scalable Platform Easily Configurable Built for Agile Innovation • Physical movement converted to action generated data • High - quality data - set supports operational, clinical and commercial decisions • Easy data intake from 3 rd party systems ` • Cloud - base, on - premises, and anything in between • Robust data - generation technology, applicable across different product categories • Diverse data - activation technologies • Customer - centric design • Supporting multi - dimensional configurability • Designed to augment diverse processes and commercial conditions • Value - centric development maximizes Return on Innovation • Focus on developing platform technologies, relevant across use cases and product categories • Innovation increases speed and reduces cost

Product Strategy - Reliable, Scalable & Elastic Technological Platform

Biolog-id

Unique data collection platform.
Mature, Proprietary, and IP Protected.

Hardware

- Encoding & reading tags
- Monitoring product movement
- EasyConnect i.e., alternative connectivity solution

Biolog-id Data System (BDS)

- Hardware management
- Data acquisition

Microsoft Ecosystem

Platform: Proven, Scalable, Secure, HIPAA Compliant
Development: Agile, Flexible, Cost-Effective

Azure Cloud Platform

- Data ingestion (Biolog-id + 3rd party)
- Data repository
- Data governance
- Customer environments

SSRS SQL Server Reporting Services

- Operational reports
- Subscription platform e.g., event-driven notifications & alerts

Power BI

- Advanced analytics platform

Power Apps

- Custom application development

biolog»id
Connecting healthcare to empower people

12

13 Patent - protected hardware & middleware Key patents protecting certain key for 10+ years Proactive & successful legal defense Strong IP Coverage & Proactive Defense 100+ patents 10+ key patents 2033 - 2040 expiry date 10 to 20 legal actions per year limiting FTO for competitors Estimated value* of Biolog - id’s patent portfolio conducted by LAVOIX . 112.8 M € * The estimation was conducted in May 2021. It was based on an income approach and employed 3 evaluation methods: (1) Profit met hod; (2) Technical Coefficient method; (3) Royalties method. LAVOIX’s valuation of Biolog - id’s patent portfolio is the mean of the values obtained through the 3 evaluation methods.

14 Enhance value through innovation Acquire net - new customers Increase services within existing customers Tailor solution for adjacent markets A Value - Centric Growth Strategy 1 2 3 4 • Highly experienced sales team • Strong peer - selling impact • Preemptive product - market - fit update • Land and expand • Customer - driven growth opportunities • Lateral expansion across product types • Collaborative, customer - driven innovation • Augment data impact across disciplines: Operational, clinical, & commercial • Leverage advanced data capabilities, e.g., AI • Utilize platform’s flexibility & scalability • Leverage existing installations across hospitals & Integrated Delivery Networks • Replicate the combination of technology, creativity, & customer - intimacy

15 Preliminary Focus on 3 Core Geographic Regions Direct Distributors Hybrid Distribution model: Priority geographies USA EU5 GCC

16 Diversified Customer Based with Flagship Accounts Egyptian Ministry of Defense Kuwait Central Blood Bank

17 Customer Engagement Performance Net Promoter Score Scale Medical Services 25 = Average 35 = Good 70 = Great 80 = Exceptional 81 % Net Promoter Score 1 0 % Churn Rate 2 (1) Net Promoter Score calculated by Bain & Company in 2021 based on interviews with 21 Biolog - id customers (2) * Churn Rate cal culated by Bain & Company in 2021 based on Long - term clients on 3 core segments

Appendix

Life-Saving Products with a Unique Value Chain


Unpredictable Supply
Diverse Self-life & Storage Requirements
High Value
High Impact
Unpredictable Demand
Blood Donation
RBC 42 days @ 1-6°C ± $200 Trauma, Surgery ...
PLT 5 days @ 20-24°C ± $550 Trauma, Oncology ...
FFP 1 year @ ≤-18°C ± $50 Trauma, Surgery ...
Blood Transfusion

Blood cannot be manufactured. It can only be donated.
As such – donor availability fluctuations create significant supply challenges.

Different blood components differ in shelf-life and storage requirements, effectively creating multiple inventories that need to be manages simultaneously.
In some cases, even the same blood component may have sub-groups that differ in storage and shelf life.

Blood components are used in both acute settings (e.g., trauma or surgery) and prophylactic settings (e.g., oncology).

Some use cases are predictable (e.g., scheduled surgery), while other are unpredictable (e.g., trauma or unplanned surgery).

19

20 A Conservative & Competitive Market, Ripe for Innovation Highly Competitive Limited ways to differentiate Fragmented Variations by size & geography Increasing Complexity Heightens the need to improve inventory management For Profit Behaviors Despite the ‘non - for - profit’ label Conservative And ‘ripe’ for disruption Rewarding Excellence Operational excellence has significant financial implications

21 Data Operational Impact Insight Action Financial Impact Clinical Impact An Impact - Driven Approach to Data BECS 1 Ordering 2 LIS / EHR 3 Donation Manufacturing Blood Center inventory Hospital inventory Remote hospital location Transfusion A unique set of Action - Generated Data Versatile data ingestion capability from diverse sources Real - time , comprehensive, and accurate Single - site to Enterprise level (1) BECS = Blood Establishment Computer System ; (2) Ordering computer system ; (3) LIS = Laboratory Information System / EHR = Electronic Health Record

22 Data Operational Impact Insight Action Financial Impact Clinical Impact An Impact - Driven Approach to Data Hospital Blood Bank Blood Center Labeling / release Hospital Services Ordering Transportation Blood Bank Inventory Crossmatch Remote Inventory Assignation / Issuing Transfusion Donor recruitment Testing / QA Collection Manufacturing Real - time visibility throughout the entire value - creation chain: from collection to transfusion Retrospective data supports advanced analytics

23 Data Operational Impact Insight Action Financial Impact Clinical Impact An Impact - Driven Approach to Data Action Generated Data Actionable Data Informing manufacturing decisions Informing product selection Informing customer service (e.g., Vendor - Managed Inventory)

24 Data Operational Impact Insight Action Financial Impact Clinical Impact Manufacturing Improve: Storage Distribution Tracking  Throughput  Waste  Labor End - to - end data integration better aligns fluctuating supply and demand An Impact - Driven Approach to Data

25 Data Operational Impact Insight Action Financial Impact Clinical Impact Visibility Full visibility – from collection to transfusion. Accurate, action - generated data. Multi - site, enterprise - wide data sharing. 4 3 2 1 Availability Right product/s at the right time. Predictive capabilities align supply and demand. Distribution optimization across the network. Profitability Increase exports and/or reduce imports. Minimize waste and transportation cost. Reduce impact on scheduled & emergency procedures. Sustainable Differentiation Protect customer base through a differentiated service level. Quickly respond to changes in business and regulatory landscape. Develop new, win - win business models. An Impact - Driven Approach to Data

26 Data Operational Impact Insight Action Financial Impact Clinical Impact Improve regulatory compliance & documentation Right product » Right patient » Right time Correlate product selection with patient outcome Blood Center Hospital Do More with Less Maximize impact of available blood An Impact - Driven Approach to Data

27 A seasoned Management Team CEO | Troy Hilsenroth • 30 years of healthcare experience in technology platforms, new venture creation, care delivery and executive management • Founded and scaled a global division for Omnicell (NASDAQ). Ecosystem of SaaS, Capital, Consumables • Led diligence, integration, and business execution of two acquisitions of $156M and $41M • Extensive experience in navigating complex political environments at local, state, and national level CIO | Amit Mayer • Over 20 years of experience in impact through innovation across multiple companies, industries and geographies • Diverse leadership roles in innovation, marketing, instructional design, and analytics • Global experience across multiple healthcare verticals including pharma, chemotherapy, and personalized medicine COO | Bruno Chappert • Engineer with extensive international experiences in various electronic fields (from chips to global systems integration) • Scale up a business service unit from $15M to $120M in 3 years including cloud platform and various services in healthcare • Supply chain reengineering with significant financial and customer satisfaction impacts CFO | Arnaud Saint - Michel • 20+ years of experience in financial management roles for various French groups with major international operations in Europe, North America and Asia • Experience in leading financial and human resources, managing processes and tools to build sustainable growth and create value for shareholders • Joined Biolog - id in 2018 to support the hyper growth of the activity and structure the company for a future IPO

28 Salesforce and operational scale up Build up a customer success organization Scale up go - to - market team: sales, field ops, support Marketing & customer advocacy to increase awareness Working capital Finance hardware investment for SaaS model M&A potential General & administration Drive key innovations New data collection technologies, e.g., UHF, LEBT Adjacent business segment - specific technology development Enhance data - driven value creation Clinical & operational decision support capabilities Expand to adjacent business segments Personalized medicine: Immuno - , gene - , cell - therapy Expensive drugs Parenteral solutions Prescriptive analytics Financing Required to Fuel Growth via 4 Main Levers

29 Investment Thesis Subscription revenue model with high visibility and attractive gross margin Growth opportunities with tailor solutions for multiple adjacent markets Flexible, scalable, and easily configurable platform Value chain optimization Disrupting large & growing markets